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 Number                                                      Shares

                         IN HOME HEALTH, INC.

                                                   ------------------------
                                                     CUSIP 453222 40 8
                                                   ------------------------
                                                    Incorporated under the
                                                     laws of the State of
                                                        Minnesota


THIS CERTIFIES THAT                                         IS THE OWNER AND




REGISTERED HOLDER OF

              SHARES OF COMMON STOCK $.03 PAR VALUE OF

                         IN HOME HEALTH, INC.


TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICERS.

DATED:


/s/ Robert J. Hoffman, Jr.                              /s/ Wolfgang von Maack
                                     [SEAL]
       SECRETARY                                                PRESIDENT


                             COUNTERSIGNED:
                                     AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                                   P.O. BOX 1596
                                              DENVER, COLORADO  80201


                             BY
                               -----------------------------------------------
                               TRANSFER AGENT & REGISTRAR AUTHORIZED SIGNATURE




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                                 IN HOME HEALTH, INC.

                   TRANSFER FEE:  $20.00 PER NEW CERTIFICATE ISSUED



THE COMPANY IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OR SERIES. THE BOARD OF DIRECTORS OF THE COMPANY HAS THE AUTHORITY TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF EACH SUCH CLASS OR SERIES. THE COMPANY WILL FURNISH TO EACH SHAREHOLDER, UPON REQUEST MADE OF THE TRANSFER AGENT AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF ANY SUCH CLASS OR SERIES SO FAR AS THEY HAVE BEEN DETERMINED BY THE BOARD OF DIRECTORS.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM   -as tenants in common
       TEN ENT   -as tenants by the entireties
       JT TEN    -as joint tenants with right of
                  survivorship and not as tenants
                  in common


       UNIF GIFT MIN ACT-..............Custodian..............
                (Cust)       (Minor)
       under Uniform Gifts to Minors
               Act ......................................
                                 (State)


    Additional abbreviations may also be used though not in the above list.
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For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------

--------------------


_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________     Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________________________


                                  ____________________________________________

                                  ____________________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY
                                  PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:



_____________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.